FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “ Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any securit y described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV
Resmae	407	22,211,802.33	41.44	10.041	669	99.65
Encore	279	16,813,811.40	31.37	10.043	659	99.84
Finance America	286	14,326,931.85	26.73	10.469	646	99.96
Quickloan	2	244,787.10	0.46	11.990	674	92.65

Total:	974	53,597,332.68	100.00	10.165	660	99.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV
7.501 - 8.000	3	248,755.81	0.46	7.912	690	97.73
8.001 - 8.500	30	2,045,460.37	3.82	8.445	721	99.78
8.501 - 9.000	58	3,636,470.31	6.78	8.902	697	99.74
9.001 - 9.500	91	5,341,899.21	9.97	9.389	683	99.71
9.501 - 10.000	303	16,959,784.73	31.64	9.882	670	99.78
10.001 - 10.500	132	7,926,576.60	14.79	10.363	657	99.84
10.501 - 11.000	218	11,382,542.56	21.24	10.884	633	99.83
11.001 - 11.500	112	4,859,355.62	9.07	11.354	622	99.89
11.501 - 12.000	26	1,161,222.21	2.17	11.879	620	98.45
12.001 - 12.500	1	35,265.26	0.07	12.200	600	100.00

Total:	974	53,597,332.68	100.00	10.165	660	99.76

Min: 7.750
Max: 12.200
Weighted Average: 10.165

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV
0.01 - 50,000.00	512	17,105,883.58	31.92	10.339	648	99.83
50,000.01 - 100,000.00	385	27,513,591.95	51.33	10.113	665	99.73
100,000.01 - 150,000.00	76	8,803,009.23	16.42	9.952	666	99.94
150,000.01 - 200,000.00	1	174,847.92	0.33	11.990	685	89.71

Total:	974	53,597,332.68	100.00	10.165	660	99.76

Min: $12,491.78
Max: $174,847.92
Average: $55,028.06

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV
Balloon 30/15	854	47,597,644.46	88.81	10.142	661	99.79
Fixed 20 yr	92	4,868,211.72	9.08	10.239	648	99.81
Fixed 15 yr	25	861,711.73	1.61	10.460	636	100.00
Fixed 30 yr	3	269,764.77	0.50	11.978	665	93.33

Total:	974	53,597,332.68	100.00	10.165	660	99.76

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV
Balloon	854	47,597,644.46	88.81	10.142	661	99.79
Fixed	120	5,999,688.22	11.19	10.349	647	99.55

Total:	974	53,597,332.68	100.00	10.165	660	99.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV
1	15	606,442.79	1.13	10.255	643	100.00
2	583	30,654,504.94	57.19	10.224	659	99.76
3	270	15,488,587.56	28.90	10.082	661	99.72
4	97	6,114,551.58	11.41	10.117	660	99.83
5	9	733,245.81	1.37	9.752	686	100.00

Total:	974	53,597,332.68	100.00	10.165	660	99.76

Min: 1
Max: 5
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV
2	974	53,597,332.68	100.00	10.165	660	99.76

Total:	974	53,597,332.68	100.00	10.165	660	99.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV
85.01 - 90.00	3	275,931.53	0.51	10.569	688	89.82
90.01 - 95.00	28	1,645,572.76	3.07	10.029	658	94.89
95.01 - 100.00	943	51,675,828.39	96.41	10.167	660	99.97

Total:	974	53,597,332.68	100.00	10.165	660	99.76

Min: 89.71
Max: 100.00
Weighted Average: 99.76

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV
576 - 600	115	4,957,070.29	9.25	11.012	591	99.93
601 - 625	184	9,051,251.07	16.89	10.554	614	99.80
626 - 650	193	10,555,794.71	19.69	10.354	639	99.70
651 - 675	199	11,289,597.92	21.06	10.108	662	99.77
676 - 700	124	7,693,912.94	14.36	9.881	686	99.68
701 - 725	71	4,673,392.21	8.72	9.562	712	99.73
726 - 750	43	2,559,861.06	4.78	9.347	736	99.76
751 - 775	37	2,332,389.41	4.35	9.435	762	100.00
776 - 800	8	484,063.07	0.90	9.569	780	99.07

Total:	974	53,597,332.68	100.00	10.165	660	99.76

Min: 577
Max: 791
NZ Weighted Average: 660

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV
Purchase	841	46,027,657.77	85.88	10.152	661	99.83
Cashout Refinance	123	7,063,288.88	13.18	10.259	650	99.36
Rate/Term Refinance	10	506,386.03	0.94	10.058	653	99.52

Total:	974	53,597,332.68	100.00	10.165	660	99.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV
Single Family	719	39,807,126.76	74.27	10.141	660	99.75
PUD	126	6,818,044.73	12.72	10.345	647	99.76
Condo	93	4,831,314.12	9.01	10.094	671	99.79
Duplex	29	1,728,413.97	3.22	10.119	669	99.95
Townhouse	7	412,433.10	0.77	10.542	661	99.76

Total:	974	53,597,332.68	100.00	10.165	660	99.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV
Full	548	26,780,204.91	49.97	10.134	638	99.82
Stated	405	25,112,508.36	46.85	10.248	683	99.68
12 mo. Bank Statements	18	1,517,978.80	2.83	9.366	661	100.00
Limited	2	101,682.42	0.19	10.233	659	100.00
24 mo. Bank Statements	1	84,958.19	0.16	9.500	591	100.00

Total:	974	53,597,332.68	100.00	10.165	660	99.76

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV
Owner Occupied	974	53,597,332.68	100.00	10.165	660	99.76

Total:	974	53,597,332.68	100.00	10.165	660	99.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV
Alabama	6	163,796.36	0.31	10.830	620	100.00
Arizona	53	1,888,490.99	3.52	10.546	633	99.91
California	370	28,637,142.28	53.43	9.947	672	99.67
Colorado	28	1,184,566.54	2.21	10.667	639	99.60
Connecticut	2	73,862.12	0.14	9.686	659	100.00
Delaware	1	34,365.94	0.06	9.490	670	100.00
District of Columbia	2	137,031.57	0.26	10.690	623	100.00
Florida	89	4,318,494.64	8.06	10.332	654	99.88
Georgia	25	923,100.44	1.72	10.828	629	99.86
Hawaii	1	70,943.31	0.13	10.500	666	100.00
Idaho	2	75,214.36	0.14	11.228	622	100.00
Illinois	114	5,052,956.04	9.43	10.509	658	99.81
Indiana	5	127,414.47	0.24	11.367	608	99.62
Kansas	2	43,354.37	0.08	9.916	694	100.00
Kentucky	3	119,382.50	0.22	10.021	646	100.00
Louisiana	8	254,418.59	0.47	10.226	622	100.00
Maryland	13	772,144.10	1.44	10.129	654	99.54
Massachusetts	9	557,895.04	1.04	9.834	643	100.00
Michigan	7	258,333.43	0.48	10.586	637	100.00
Mississippi	4	118,055.16	0.22	11.000	601	100.00
Missouri	23	707,569.15	1.32	10.583	635	100.00
Montana	2	64,080.64	0.12	9.749	719	100.00
Nebraska	1	24,972.52	0.05	8.990	680	100.00
Nevada	15	948,837.27	1.77	10.534	632	100.00
New Hampshire	1	51,164.69	0.10	10.250	731	99.67
New Jersey	4	184,545.61	0.34	10.525	637	100.00
New Mexico	3	126,085.62	0.24	10.527	643	100.00
New York	5	319,579.34	0.60	10.616	677	100.00
North Carolina	2	52,765.03	0.10	11.365	622	100.00
Ohio	9	304,737.88	0.57	10.325	664	100.00
Oklahoma	13	321,966.66	0.60	10.230	648	100.00
Oregon	10	392,247.76	0.73	10.153	658	100.00
Pennsylvania	2	115,882.66	0.22	10.326	619	100.00
Rhode Island	1	49,977.40	0.09	9.900	665	100.00
South Carolina	1	24,977.67	0.05	11.865	580	100.00
Tennessee	1	36,723.59	0.07	8.810	669	100.00
Texas	70	2,172,585.96	4.05	9.817	632	99.87
Utah	19	710,145.50	1.32	10.624	640	100.00
Virginia	17	933,546.31	1.74	10.585	646	99.58
Washington	21	836,204.14	1.56	10.606	628	99.92
Wisconsin	10	407,775.03	0.76	10.619	651	100.00

Total:	974	53,597,332.68	100.00	10.165	660	99.76

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV
0	336	15,479,836.42	28.88	10.450	652	99.76
12	28	2,213,337.15	4.13	9.860	690	99.04
24	582	34,640,713.25	64.63	10.063	662	99.80
36	28	1,263,445.86	2.36	10.000	642	99.90

Total:	974	53,597,332.68	100.00	10.165	660	99.76

Loans with Penalty: 71.12
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.